Forward-Looking Statements
This presentation contains “forward-looking statements,” within the meaning of the federal securities laws that involve risks and uncertainties. All statements herein that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including the Company’s estimates of financial performance and such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events, are generally forward-looking statements.
As previously announced, the Company has restated certain of its previously issued financial statements. The fiscal
2006 financial statements and the first quarter 2007 financial statements (together with the restatements of the relevant prior corresponding periods) have been completed. The remainder of fiscal 2007 financial statements (as well as the restatement of any relevant corresponding periods of fiscal 2006 (the “Remaining Restatement”)) are in the process of being prepared and accordingly all statements herein with respect to such fiscal 2007 financial performance are preliminary estimates and are subject to revision pending completion of such financial statements.
The Company’s actual results may differ materially from its estimates. Whether actual results, events and developments will conform to the Company’s expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company. Among the risks and uncertainties which could cause the Company’s actual results to differ from those contemplated by its forward-looking statements are the risk that the Company’s actual financial results may change as a result of the completion of the fiscal 2007 audit and the review of the second and third quarters of fiscal 2007 and the Remaining Restatement; the Company may not be
able to successfully develop its magazine operations so that they continue to generate sufficient cash flow to enable the
Company to meet its obligations under its senior credit facility and bond indentures, including the financial covenants under its senior credit facility; actions of rating agencies; industry and general economic conditions; the Company’s ability to realize its expected benefits from cost savings and revenue enhancement initiatives; the Company’s ability to implement and maintain an effective system of internal controls over financial reporting; and the risks and uncertainties contained in the Company’s periodic reports filed with the Securities and Exchange Commission.
Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the results, events or developments referenced herein will occur or be realized.
Exhibit 99.1

Business Update – Q4 Fiscal 2007
Results for the March 2007 quarter were strong versus the March 2006 quarter, with higher advertising revenue and lower SG&A expenses as the primary drivers
– $37.2 million in Bank EBITDA for March 2007 quarter versus $21.3 million in Bank EBITDA for the March 2006 quarter
•
Advertising revenue is $4.1 million better due primarily to Shape
($2.3 million) and Men’s
Fitness ($1.3 million)
• Substantially lower SG&A expenses ($20 million versus $29 million in March 2006 quarter, before one-time costs)
• Lower distribution costs $3.0 million
– The March 2007 quarter was $2.1 million ahead of the EBITDA guidance management provided in
February
• Higher ad revenue ($0.4 million) and lower distribution expenses ($1.5 million)
– Fiscal 2007 Bank EBITDA is forecasted at $108.7 million versus fiscal 2006 Bank EBIDTA of
$102.8 million – an increase of 5.7%

Circulation Trends
• Star newsstand sales for the March & June quarter are promising: March 2007 was up 13% vs
December 2006 quarter and June 2007 is ahead of the prior six-week period as well as flat to the same six-week period in 2006
• National Enquirer and Globe have experienced softness due to cover price increase, lack of celebrity news and impact of Virginia Tech shooting
Note: Reflects estimated results through May 14, 2007 issue
Newsstand Sales In Thousands
National Smaller
Enquirer Star Globe Tabs Total
Last Six Weeks (First  6 Weeks of June '07 Quarter) 690 728 338 238 1,994
Prior 6 Weeks 722 716 371 246 2,056
Year Ago Six Weeks 765 730 378 303 2,175
Better/(Worse) - Prior 6 Weeks (4%) 2% (9%) (3%) (3%)
Better/(Worse) - Year Ago 6 Weeks (10%) (0%) (10%) (21%) (8%)
March 2007 Quarter 730 720 372 253 2,076
December 2006 Quarter 771 640 381 261 2,053
March 2006 Quarter 776 803 379 303 2,261
Better/(Worse) - December 2006 Quarter (5%) 13% (2%) (3%) 1%
Better/(Worse) - March 2006 Quarter (6%) (10%) (2%) (17%) (8%)

Advertising Trends
• Ad revenue Fiscal 2007 ad revenue versus fiscal 2006
– Shape ad revenue up 1%
– Men’s Fitness ad revenue up 5%
– Total AMI ad revenue up 1% (excluding results of discontinued titles)

Recent Financial Results – FY06 and FYE07
• The estimates previously provided for fiscal 2006, all quarters of fiscal 2007 and fiscal 2007 have been updated:
Bank EBITDA is a non-GAAP financial measure. See page 7 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank EBITDA to the most directly comparable GAAP financial measure.
* Estimated
($ in millions)
FYE FYE
3/31/2006 6/30/2006 9/30/2006* 12/31/2006* 3/31/2007* 3/31/2007*
Bank EBITDA From February Presentation $107.0 $22.5 $34.2 $21.5 $35.1 $113.3
Advertising Revenue $0.0 $0.0 $0.1 $0.0 $0.4 $0.6
Distribution Costs $0.0 $0.0 ($0.3) ($1.8) $1.5 ($0.6)
Editorial Costs $0.0 $0.0 $0.0 ($1.1) $0.0 ($1.1)
Professional Fees In Excess of Bank Agrmt Cap $0.0 $0.0 $0.0 ($1.3) $0.0 ($1.3)
Circulation Revenue $0.0 $0.0 $0.0 ($2.5) $0.2 ($2.3)
Treatment of Short Term Programs ($4.2) $0.1 $0.0 $0.0 $0.0 $0.1
Current Bank EBITDA Estimate $102.8 $22.6 $34.0 $14.9 $37.2 $108.7
3 Months Ended

Recent Financial Results – Q4 FY07 vs Q4 FY06
• Q4 fiscal 2007 performance is strong vs Q4 fiscal 2006 primarily due to higher ad revenue and lower operating expenses
Bank EBITDA is a non-GAAP financial measure. See page 7 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank EBITDA to the most directly comparable GAAP financial measure
($ in millions)
Comment
Q4 FY06 Bank EBITDA $21.3
Higher Advertising/Other Revenue 5.8 Shape , Men's Fitness , Star and Interactive
Lower Editorial Costs 3.1 Cost controls implemented ($1.7mm) and discontinued ops ($1.4mm)
Lower Distribution Costs 2.9 Lower circulation promo ($2.0mm) and discontinued ops ($0.9mm)
Lower SG&A 7.1 FY07 action plans ($9mm) offset by discontinued ops ($2mm)
Lower Newsstand Revenue (3.7) Lower average unit sales ($1.1mm) and discontinued ops ($2.6mm)
Miscellaneous 0.8 Higher sub revenue and higher other income
Current Q4 FYE07 Bank EBITDA Estimate
$37.2

EBITDA Reconciliation
* Currently in the process of determining the FY07 impairment amount
(1) Bank EBITDA per AMI’s Credit Agreement. Bank EBITDA is a non-GAAP financial measure and is presented because certain covenants in the company’s Credit
Agreement are tied to ratios based on this measure. Bank EBITDA should not be considered as an alternative to GAAP measures such as operating income, and the company’s calculation thereof may not be comparable to similarly entitled measures reported by other companies. In addition, the amounts of Bank EBITDA are preliminary estimates and are subject to revisions.
Estimated Financial Results
($ in millions)
FYE FYE
3/31/2006 3/31/2007E 3/31/2006 3/31/2007E 6/30/2006 6/30/2007E
Revenue $496.2 $477.4 $123.4 $126.6 $117.4 $119.3
Bank EBITDA (1) 102.8 108.7 21.3 37.2 22.6 30.9
Add Backs Permitted in Credit Agreement
Investments in Launches & Re-Launches 11.1 1.1 4.0 0.0 0.7 0.0
Restructuring Costs & Severance 2.1 4.5 0.1 0.5 3.2 0.4
Professional fees related to Restatement 4.3 9.4 4.3 0.7 4.7 0.9
Management Fees 2.0 2.0 0.5 0.5 0.5 0.5
Reported EBITDA before Add Backs 83.3 91.7 12.4 35.5 13.4 29.1
Less: Deprecation & Amortization 42.8 35.0 8.7 7.8 9.8 6.1
Less: Interest Expense, Net 86.0 96.2 23.3 24.2 24.3 31.4
Less: Amortization of Deferred Debt Costs 10.7 11.6 5.5 1.8 1.5 2.4
Less: Trademark Write Off * 147.5 0.0 * 147.5 0.0 * 0.0 0.0
Income/(Loss) Before Provision for Taxes (203.7) (51.2) (172.6) 1.7 (22.3) (10.7)
3 Months Ended 3 Months Ended